Counterpoint Long-Short Equity Fund

Class A Shares: CPQAX Class C Shares: CPQCX Class I Shares: CPQIX

a series of Northern Lights Fund Trust III

Supplement dated July 12, 2018
to the Prospectus dated July 14, 2017

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The following paragraph supplements the section entitled “Principal Investment Risks” on page 2 of the Fund’s Prospectus:

  Forward Currency Contract Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, such as 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Foreign currency forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk.

The following paragraph supplements the section entitled “Principal Investment Risks” on pages 4-5 of the Fund’s Prospectus under the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS”:

  Forward Currency Contract Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, such as 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk. The Fund's foreign currency forward contract hedging strategies may not achieve their objective or may be imperfectly correlated to the asset they are intended to hedge.

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This Supplement, dated July 12, 2018, and the Prospectus dated July 14, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-273-8637.